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                                                                     EXHIBIT 4.1
                                                                    COMMON STOCK

                         AMERICAN ECOLOGY CORPORATION
                                                                       SHARES
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 Number                                                             ------------
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   NY
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                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 025533 10 0

                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

           THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF NEW YORK OR SEATTLE

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 This Certifies that




                                    SPECIMEN



 is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

________________________ AMERICAN ECOLOGY CORPORATION _________________________
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


                                     [Seal]

General Counsel and Secretary               Chairman and Chief Executive Officer


                                                    COUNTERSIGNED AND REGISTERED
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                                                           AUTHORIZED SIGNATURES
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                          AMERICAN ECOLOGY CORPORATION

         The Company is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Company has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

         A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN ACT -- .............. Custodian ..............
TEN ENT -- as tenants by the entireties                           (Cust)                    (Minor)
JT TEN  -- as joint tenants with right of                     under Uniform Gifts to Minors
           survivorship and not as tenants                    Act...................................
           in common                                                       (State)
                                         UNIF TRF MIN ACT -- ...............Custodian (until age.......)
                                                             ...............under Uniform Transfers
                                                                  (Minor)
                                                             to Minors Act..........................
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                           Attorney to transfer
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the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                                          X
     ----------------------------------         --------------------------------
                                               X
                                                --------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed

By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE  GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.